UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2015

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive
Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 12, 2015, Lockheed Martin Corporation (the “Corporation”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I to the Underwriting Agreement, in connection with the issuance and sale of a total of $2,250,000,000 of senior unsecured notes, consisting of $750,000,000 aggregate principal amount of 2.90% Notes due 2025 (the “2025 Notes”), $500,000,000 aggregate principal amount of 3.60% Notes due 2035 (the “2035 Notes”) and $1,000,000,000 aggregate principal amount of 3.80% Notes due 2045 (the “2045 Notes,” and, together with the 2025 Notes and the 2035 Notes, the “Notes”). The Notes were issued in a public offering pursuant to the Corporation’s effective registration statement on Form S-3 (File No. 333-197577) and the base prospectus included in that registration statement, as supplemented by the final prospectus supplement dated February 12, 2015, as filed with the Securities and Exchange Commission (“SEC”) on February 13, 2015 (the “Final Prospectus Supplement”). The 2025 Notes mature on March 1, 2025, the 2035 Notes mature on March 1, 2035 and the 2045 Notes mature on March 1, 2045. The Corporation will pay interest on the Notes semiannually on March 1 and September 1 of each year. The first interest payment will be made September 1, 2015. The Corporation may, at its option, redeem the Notes of any series in whole or in part at any time and from time to time at the redemption price described in the Final Prospectus Supplement. A copy of the Underwriting Agreement and the forms of Notes are filed as exhibits to this report and are incorporated by reference herein.

The Notes will be issued under an indenture (the “Indenture”) entered into by the Corporation with U.S. Bank National Association, as trustee, on September 6, 2011, pursuant to which the Corporation may issue an unlimited amount of debt securities from time to time in one or more series. A copy of the Indenture previously was filed as an exhibit to the Corporation’s Current Report on Form 8-K filed with the SEC on September 8, 2011.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 12, 2015, by and among the Company and Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I thereto.

4.1	Form of 2.90% Notes due 2025.

4.2	Form of 3.60% Notes due 2035.

4.3	Form of 3.80% Notes due 2045.

5.1	Opinion of Hogan Lovells US LLP.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lockheed Martin Corporation

Date: February 18, 2015	by:	/s/ Stephen M. Piper
Stephen M. Piper
Vice President and Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 12, 2015, by and among the Company and Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I thereto.

4.1	Form of 2.90% Notes due 2025.

4.2	Form of 3.60% Notes due 2035.

4.3	Form of 3.80% Notes due 2045.

5.1	Opinion of Hogan Lovells US LLP.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).